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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 25, 1999


                       CORT BUSINESS SERVICES CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


       DELAWARE                          1-14146              54-1662135
(STATE OR OTHER JURISDICTION           (COMMISSION         (I.R.S. EMPLOYER
    OF INCORPORATION)                  FILE NUMBER)        IDENTIFICATION NO.)

4401 FAIR LAKES COURT
FAIRFAX, VIRGINIA                                          22033
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE     (703) 968-8500





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ITEM 5. OTHER EVENTS

         CORT Business Services Corporation, a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger, dated as of March 25, 1999, among the Company, CBF Holding LLC, a Delaware limited liability company, and CBF Mergerco Inc., a Delaware corporation. A copy of the press release announcing the transaction is attached hereto as Exhibit 99.1. A copy of the Agreement and Plan of Merger, dated as of March 25, 1999, among CBF Holding LLC, CBF Mergerco Inc. and the Company is attached hereto as Exhibit 2.1.

ITEM 7. EXHIBITS

2.1 Agreement and Plan of Merger, dated as of March 25, 1999, among CBF Holding LLC, CBF Mergerco Inc. and CORT Business Services Corporation.

99.1     Press Release issued by the Company on March 26, 1999.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CORT BUSINESS SERVICES CORPORATION

                                       /s/  FRANCES ANN ZIEMNIAK
                                       -------------------------------------
Date:    March 29, 1999                By: Frances Ann Ziemniak
                                       Vice President, Finance and
                                       Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.       Description

2.1 Agreement and Plan of Merger, dated as of March 25, 1999, among CBF Holding LLC, CBF Mergerco Inc. and CORT Business Services Corporation.

99.1              Press Release issued by the Company on March 26, 1999.